SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 10, 2002



                              HRPT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)



            Maryland                    1-9317                 04-6558834
        (State or other               (Commission           (I.R.S. employer
 jurisdiction of incorporation)      file number)         identification number)



                       400 Centre Street, Newton, MA 02458
               (Address of principal executive offices) (Zip code)



        Registrant's telephone number, including area code: 617-332-3990

Item 5.  Other Events.

On October 10, 2002, HRPT Properties Trust ("HRP" or the "Company") closed the acquisition of Centre Square Office Building, 1500 Market Street, Philadelphia, Pennsylvania. This property contains approximately 1.77 million square feet of Class A office space in the center of downtown Philadelphia. The purchase price was $183.5 million plus closing costs. Centre Square is 97% occupied by 37 different tenants. The larger tenants representing a combined 62% of the total available space include Towers, Perrin, Forster & Crosby, Inc., a personnel services company, Comcast Corporation (NASDQ: CMCSA) and banking affiliates of Wachovia Corporation (NYSE: WB). As is customary in large central business district multi-tenant office buildings, the current leases expire on a staggered basis, but approximately 75% of the available space is leased to 2006 or beyond.

On October 11, 2002, HRP acquired Corporate Center at Academy Park located in Lakewood, Colorado. This 213,000 sq. ft., Class A, suburban office property was purchased for $28.75 million plus closing costs. This property is 100% leased to the U.S. Government Department of the Interior to 2012.

HRP funded these purchases with cash on hand plus drawings under its unsecured revolving bank credit facility.

Since the beginning of 2002, HRP has acquired seven office properties, including the two properties referred to above. These seven properties contain 3,322,000 sq. ft. and were purchased for approximately $388 million. At the time these properties were acquired they had a combined occupancy of 96% and the rents less operating costs produced current yields of approximately 10.9% of the purchase prices. Moreover, HRP expects that rents reportable under generally accepted accounting principles which take account of scheduled rent increases in signed leases may produce higher yields. Also, because of changes which will occur in occupancy, rents and expenses over time, HRP expects that the yields which will be realized from the properties it has purchased may be different from those historically experienced.

Pro forma financial data for the Company and the financial statements prepared pursuant to the requirements of Rule 3-14 of Regulation S-X, of Centre Square and two other acquired properties are included in Item 7 to this Form 8-K.

FORWARD LOOKING STATEMENTS

THIS FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON HRPT'S CURRENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED. FOR EXAMPLE, THE RENTS IN EXCESS OF OPERATING EXPENSES MAY BE LESS THEN CURRENTLY EXPECTED DUE TO CHANGING MARKET CONDITIONS, INCREASED EXPENSES OR FOR OTHER REASONS. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Financial Statements Under Rule 3-14 of Regulation S-X

         Statement of Revenues and Certain Operating Expenses for Centre Square

            Report of Independent Auditors                                                   F-1
            Statement of Revenues and Certain Operating Expenses
               for the Six Month Period Ended June 30, 2002 (unaudited),
               and for the Year Ended December 31, 2001                                      F-2
            Notes to Statement of Revenues and Certain Operating Expenses                    F-3

         Statement of Revenues and Certain Operating Expenses for Unisource Energy Tower

            Report of Independent Auditors                                                   F-5
            Statement of Revenues and Certain Operating Expenses
               for the Year Ended December 31, 2001                                          F-6
            Notes to Statement of Revenues and Certain Operating Expenses                    F-7

         Statement of Revenues and Certain Operating Expenses for Highland Place II

            Report of Independent Auditors                                                   F-9
            Statement of Revenues and Certain Operating Expenses
               for the Year Ended December 31, 2001                                          F-10
            Notes to Statement of Revenues and Certain Operating Expenses                    F-11

         Neither the Company nor its affiliates are related to the sellers of these properties. The historical financial statements listed in Item 7
         (a) (the "Acquired Property Statements") present the results of operations of acquired properties (the "Acquired Properties") during periods prior to their acquisition by HRP and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which are not comparable to the expected future operations by HRP. In assessing the Acquired Properties, HRP considered each property's revenue sources, including those which have been affected, and are expected to be affected in the future by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for office space and the ability of tenants to make payments when due. HRP also considered each property's expenses including, but not limited to, utility costs, tax rates and other expenses, and the portion of such expenses which may be recovered from tenants. After inquiry of the respective sellers of the Acquired Properties, HRP is not aware of any material factors other than those discussed above or referred to in the pro forma data listed in Item 7
         (b), below, which would cause the financial information reported in the Acquired Property Statements not to be necessarily indicative of future operating results.

    (b)  Pro Forma Financial Data

         Introduction to Unaudited Pro Forma Condensed Consolidated
               Financial Statements                                       F-13
         Unaudited Pro Forma Condensed Consolidated Balance
               Sheet as of June 30, 2002                                  F-14
         Unaudited Pro Forma Condensed Consolidated Statement
               of Income for the Six Months Ended June 30, 2002           F-15
         Unaudited Pro Forma Condensed Consolidated Statement
               of Income for the Year Ended December 31, 2001             F-16
         Notes to Unaudited Pro Forma Condensed Consolidated
               Financial Statements                                       F-17

(c)      Exhibits

         2.1 Purchase and Sale Agreement dated October 4, 2002, by and between Centre Square, as seller and HUB Properties Trust, as purchaser.

         2.2 First Amendment to Purchase and Sale Agreement dated October 4, 2002 between Centre Square, as seller and HUB Properties Trust, as purchaser.

         2.3 Second Amendment to Purchase and Sale Agreement dated October 4, 2002 between Centre Square, as seller and HUB Properties Trust, as purchaser.

         23.1     Consent of Ernst & Young LLP

                         REPORT OF INDEPENDENT AUDITORS



To the Board of Trustees
HRPT Properties Trust


We have audited the accompanying statement of revenues and certain operating expenses of the Property ("Centre Square") acquired from Centre Square, a Pennsylvania general partnership, as described in Note 1, for the year ended December 31, 2001. This financial statement is the responsibility of Centre Square's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of HRPT Properties Trust and is not intended to be a complete presentation of Centre Square's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Centre Square for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.




                                   /s/ Ernst & Young LLP
                                   Ernst & Young LLP


Boston, Massachusetts
October 10, 2002


                                         Centre Square
                     Statement of Revenues and Certain Operating Expenses




                                                      For the six
                                                      month period
                                                       ended June             For the year
                                                        30, 2002                  ended
                                                       (unaudited)          December 31, 2001
                                                      -------------        ------------------
Revenues:
   Rental income                                       $15,113,117             $29,755,950
   Reimbursement from tenants and other income           3,560,924               7,235,740
                                                       -----------             -----------
                                                        18,674,041              36,991,690
                                                       -----------             -----------

Certain operating expenses:
   Rental property operating expenses                    5,566,236              10,516,140
   Real estate taxes and insurance                       2,881,016               5,527,059
   General and administrative                            1,383,794               3,014,659
                                                       -----------             -----------
                                                         9,831,046              19,057,858
                                                       -----------             -----------
Revenues in excess of certain operating expenses       $ 8,842,995             $17,933,832
                                                       ===========             ===========


See accompanying notes

                                  Centre Square
          Notes to Statement of Revenues and Certain Operating Expenses

1.       General Information and Summary of Significant Accounting Policies:

         Centre Square, a Pennsylvania general partnership ("CSGP") owned and operated two office towers and a parking garage located at 1500 Market Street in Philadelphia, Pennsylvania (collectively the "Property"). The partners of CSGP are Metropolitan Life Insurance Company ("MLIC") (99%) and Metropolitan Tower Realty Company ("MTRC") (1%). The Property was subject to a ground lease with Centre Square Two, a Pennsylvania general partnership, and a related party to both MLIC and MTRC. On October 10, 2002, HRPT Properties Trust ("HRPT") acquired the Property and ground lease and assumed ownership and management responsibilities.

         The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of HRPT. Accordingly, certain historical operating expenses of the Property that may not be comparable to the expenses expected to be incurred in the future have been excluded. Excluded expenses consist of depreciation and amortization, interest expense, ground lease expense, and other costs not directly related to the future operations. In addition, certain payments received by the Property for lease terminations have been excluded from revenues.

         Use of Estimates - Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires CSGP management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes. Actual results could differ from those estimates.

         Rental Revenues - Tenant leases are accounted for as operating leases. Rental income is recognized on a straight-line basis over the term of the related leases.

         Reimbursements from Tenants - Reimbursement from tenants, principally for increases in operating expenses and real estate taxes over base year amounts, are recognized when they become billable to the tenants.

                                  Centre Square
          Notes to Statement of Revenues and Certain Operating Expenses

2.       Leases

         CSGP, as lessor, has entered into non-cancelable operating leases at the Property. Minimum future rentals under the leases in effect at December 31, 2001, are summarized as follows:

                 Year
                 ----
                 2002                           $   31,827,358
                 2003                               32,478,044
                 2004                               32,290,121
                 2005                               27,771,612
                 2006                               16,234,950
                 Thereafter                         39,105,571
                                                --------------
                                                $  179,707,656
                                                ==============

         The leases at the Property are generally for a term greater than one year and less than forty years and provide for operating expense and real estate tax escalations as well as renewal options at market rates.

         For  the  year  ended   December  31,  2001,   two  tenants   comprised
         approximately 25% and 15% of Property rental income, respectively.

                         REPORT OF INDEPENDENT AUDITORS



To the Board of Trustees
HRPT Properties Trust


We have audited the accompanying statement of revenues and certain operating expenses of the Property ("Unisource Energy Tower") acquired from Big Tucson Limited Partnership, a Texas limited partnership, as described in Note 1, for the year ended December 31, 2001. This financial statement is the responsibility of Unisource Energy Tower's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of HRPT Properties Trust and is not intended to be a complete presentation of Unisource Energy Tower's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Unisource Energy Tower for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.




                                   /s/ Ernst & Young LLP
                                   Ernst & Young LLP


Boston, Massachusetts
August 30, 2002

                             Unisource Energy Tower
              Statement of Revenues and Certain Operating Expenses
                      For the year ended December 31, 2001




Revenues:
   Rental income                                                      $4,639,202
   Parking income                                                        585,337
   Reimbursement from tenants and other income                           586,576
                                                                      ----------
                                                                       5,811,115
                                                                      ----------

Certain operating expenses:
   Rental property operating expenses                                  1,193,468
   Parking operating expenses                                             97,155
   Real estate taxes and insurance                                       952,953
   General and administrative                                            240,255
                                                                      ----------
                                                                       2,483,831
                                                                      ----------

Revenues in excess of certain operating expenses                      $3,327,284
                                                                      ==========



See accompanying notes.

                             Unisource Energy Tower
          Notes to Statement of Revenues and Certain Operating Expenses

1.       General Information and Summary of Significant Accounting Policies:

         Prior to February 27, 2002, Big Tucson Limited Partnership, a Texas limited partnership, ("BTLP") owned and operated Unisource Energy Tower, a property consisting of one office building and one parking structure located in Tucson, Arizona (collectively the "Property"). On February 27, 2002, HRPT Properties Trust ("HRPT") acquired the Property from BTLP and assumed management and ownership responsibilities.

         The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of HRPT. Accordingly, certain historical operating expenses of the Property that may not be comparable to the expenses expected to be incurred in the future have been excluded. Excluded expenses consist of depreciation, amortization and interest expense not directly related to the future operations of the Property.

         Use of Estimates - Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires BTLP management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes. Actual results could differ from those estimates.

         Rental Revenues - Tenant leases are accounted for as operating leases. Rental income is recognized on a straight-line basis over the term of the related leases.

         Reimbursements from Tenants - Reimbursements from tenants, principally for increases in operating expenses and real estate taxes over base year amounts, are recognized when they become billable to tenants.

                             Unisource Energy Tower
          Notes to Statement of Revenues and Certain Operating Expenses


2.       Leases

         BTLP, as lessor, has entered into non-cancelable operating leases at the Property. These leases were assumed by HRPT when the Property was acquired. Minimum future rentals under the leases in effect at December 31, 2001, are summarized as follows:

                  Year
                  ----
                  2002                                  $4,836,886
                  2003                                   4,668,503
                  2004                                   3,181,246
                  2005                                   1,840,494
                  2006                                   1,641,172
                  Thereafter                             5,487,094
                                                     -------------
                                                       $21,655,395
                                                     =============

         The leases at the Property are generally for a term greater than one year and less than twenty-six years and provide for operating expense and real estate tax escalations as well as renewal options at market rates.

         For  the  year  ended   December   31,  2001,   one  tenant   comprised
         approximately 17% of Property rental income.

                         REPORT OF INDEPENDENT AUDITORS



To the Board of Trustees
HRPT Properties Trust


We have audited the accompanying statement of revenues and certain operating expenses of the Property ("Highland Place II") acquired from Brookfield Colorado, Inc., a Colorado corporation as described in Note 1, for the year ended December 31, 2001. This financial statement is the responsibility of Highland Place II's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of HRPT Properties Trust and is not intended to be a complete presentation of Highland Place II's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Highland Place II for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.




                                   /s/ Ernst & Young LLP
                                   Ernst & Young LLP



Boston, Massachusetts
August 30, 2002

                                Highland Place II
              Statement of Revenues and Certain Operating Expenses
                      For the year ended December 31, 2001




Revenues:
   Rental income                                                      $2,380,763
   Reimbursement from tenants and other income                           157,317
                                                                      ----------
                                                                       2,538,080
                                                                      ----------

Certain operating expenses:
   Rental property operating expenses                                    661,886
   Real estate taxes and insurance                                       418,389
   General and administrative                                             82,797
                                                                      ----------
                                                                       1,163,072
                                                                      ----------

Revenues in excess of certain operating expenses                      $1,375,008
                                                                      ==========



See accompanying notes.

                                Highland Place II
          Notes to Statement of Revenues and Certain Operating Expenses

1.       General Information and Summary of Significant Accounting Policies:

         Prior to November 2, 2001, Brookfield Colorado, Inc., a Colorado corporation ("Brookfield") owned and operated Highland Place II, a three-story office building located in Englewood, Colorado (the "Property"). On November 2, 2001, HRPT Properties Trust ("HRPT") acquired the Property from Brookfield and assumed management and ownership responsibilities.

         The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of HRPT. Accordingly, certain historical operating expenses of the Property that may not be comparable to the expenses expected to be incurred in the future have been excluded. Excluded expenses consist of depreciation, amortization and interest expense not directly related to the future operations of the Property. In addition, certain payments received by the Property for lease terminations have been excluded from revenues.

         Use of Estimates - Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires Brookfield management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes. Actual results could differ from those estimates.

         Rental Revenues - Tenant leases are accounted for as operating leases. Rental income is recognized on a straight-line basis over the term of the related leases.

         Reimbursements from Tenants - Reimbursements from tenants, principally for increases in operating expenses and real estate taxes over base year amounts, are recognized when they become billable to tenants.

                                Highland Place II
          Notes to Statement of Revenues and Certain Operating Expenses

2.       Leases

         Brookfield, as lessor, has entered into non-cancelable operating leases which were assumed by HRPT upon acquisition. Minimum future rentals under the leases in effect at December 31, 2001, are summarized as follows:

                 Year
                 ----
                 2002                                 $ 2,982,065
                 2003                                   2,994,312
                 2004                                   2,787,561
                 2005                                   2,525,628
                 2006                                   1,744,232
                 Thereafter                               203,995
                                                   --------------
                                                      $13,237,793
                                                   ==============

         The leases at the Property are generally for a term greater than one year and for less than eleven years and provide for operating expense and real estate tax escalations as well as renewal options at market rates.

         For  the  year  ended   December   31,  2001,   one  tenant   comprised
         approximately 40% of Property rental income.

                              HRPT Properties Trust

 Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2002, reflects the financial position of the Company as if the transactions described in the footnotes to the unaudited pro forma condensed consolidated financial statements were completed on June 30, 2002. The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2002, and the year ended December 31, 2001, present the results of operations of the Company as if the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed on January 1, 2001. These unaudited pro forma condensed consolidated financial statements should be read in connection with, and are qualified in their entirety by reference to, the financial statements of the Company for the six months ended June 30, 2002, included in the Company's Quarterly Report on Form 10-Q, the financial statements of the Company for the year ended December 31, 2001, included in the Company's Annual Report on Form 10-K and the financial statements included in Item 7(a) of this Form 8-K. These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations of the Company for any future period. Differences could result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in the capital structure of the Company, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2001.




                                       HRPT PROPERTIES TRUST
                     Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                           June 30, 2002
                                      (dollars in thousands)


                                                                   Pro Forma
                                             Historical        Adjustments (A)         Pro Forma
                                            ------------       ---------------      --------------
ASSETS
Real estate properties, at cost              $ 2,714,447         $   289,054          $ 3,003,501
Less accumulated depreciation                    250,449                  --              250,449
                                             -----------         -----------          -----------
                                               2,463,998             289,054            2,753,052
Equity investments                               267,586                  --              267,586
Other assets                                     119,125                  --              119,125
                                             -----------         -----------          -----------
                                             $ 2,850,709         $   289,054          $ 3,139,763
                                             ===========         ===========          ===========


LIABILITIES AND SHAREHOLDERS' EQUITY
Revolving credit facility                    $    23,000         $   149,054          $   172,054
Senior notes payable, net                        794,464            (150,000)             644,464
Mortgage notes payable, net                      337,773                  --              337,773
Other liabilities                                 51,542                  --               51,542
Shareholders' equity                           1,643,930             290,000            1,933,930
                                             -----------         -----------          -----------
                                             $ 2,850,709         $   289,054          $ 3,139,763
                                             ===========         ===========          ===========






             See accompanying notes to unaudited pro forma condensed
                       consolidated financial statements.




                                                        HRPT PROPERTIES TRUST
                                   Unaudited Pro Forma Condensed Consolidated Statement of Income
                                                   Six Months Ended June 30, 2002
                                          (amounts in thousands, except per share amounts)

                                                                                Pro Forma Adjustments
                                                                  ---------------------------------------------------
                                                                  Centre Square         Other            Financing
                                                      Historical  Acquisition (B)   Acquisitions (C)  Transactions (D)    Pro Forma
                                                     -----------  ---------------   ---------------   ----------------   -----------
REVENUES:
 Rental income                                        $ 197,671     $  20,532          $   8,441                $--       $ 226,644
 Interest and other income                                1,733            --                 --                 --           1,733
                                                      ---------     ---------          ---------          ---------       ---------
    Total revenues                                      199,404        20,532              8,441                 --         228,377
                                                      ---------     ---------          ---------          ---------       ---------

EXPENSES:
 Operating expenses                                      71,883         9,831              1,997                 --          83,711
 Interest                                                41,297            --                 --             (1,664)         39,633
 Depreciation and amortization                           34,665         2,109              1,568                 --          38,342
 General and administrative                               7,876           469                348                 --           8,693
                                                      ---------     ---------          ---------          ---------       ---------
    Total expenses                                      155,721        12,409              3,913             (1,664)        170,379
                                                      ---------     ---------          ---------          ---------       ---------

Income before equity in earnings of equity
    investments and extraordinary item                   43,683         8,123              4,528              1,664          57,998

Equity in earnings of equity investments                  9,058            --                 --                 --           9,058
Loss on equity transactions of equity investments        (1,421)           --                 --                 --          (1,421)
                                                      ---------     ---------          ---------          ---------       ---------
Income before extraordinary item                         51,320         8,123              4,528              1,664          65,635
Preferred distributions                                  (9,875)           --                 --            (13,125)        (23,000)
                                                      ---------     ---------          ---------          ---------       ---------
Income before extraordinary item available for
    common shareholders                               $  41,445     $   8,123          $   4,528          $ (11,461)      $  42,635
                                                      =========     =========          =========          =========       =========

Weighted average common shares outstanding              128,809                                                             128,809
                                                      =========                                                           =========

Basic and diluted earnings per common share:
    Income before extraordinary item available for
        common shareholders                               $0.32                                                               $0.33
                                                      =========                                                           =========

                  See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                                        HRPT PROPERTIES TRUST
                                   Unaudited Pro Forma Condensed Consolidated Statement of Income
                                                    Year Ended December 31, 2001
                                          (amounts in thousands, except per share amounts)

                                                                                Pro Forma Adjustments
                                                                  ---------------------------------------------------
                                                                  Centre Square         Other            Financing
                                                      Historical  Acquisition (E)   Acquisitions (F)  Transactions (G)    Pro Forma
                                                     -----------  ---------------   ---------------   ----------------   -----------
REVENUES:
 Rental income                                        $ 387,561      $  41,179         $  25,702                $--       $ 454,442
 Interest and other income                                6,611             --              (421)                --           6,190
                                                      ---------      ---------         ---------          ---------       ---------
    Total revenues                                      394,172         41,179            25,281                 --         460,632
                                                      ---------      ---------         ---------          ---------       ---------

EXPENSES:
 Operating expenses                                     140,592         19,058             9,567                 --         169,217
 Interest                                                87,075             --                --             (1,262)         85,813
 Depreciation and amortization                           65,187          4,217             5,105                 --          74,509
 General and administrative                              15,614            937             1,135                 --          17,686
 Impairment of assets                                    (3,955)            --                --                 --          (3,955)
                                                      ---------      ---------         ---------          ---------       ---------
    Total expenses                                      304,513         24,212            15,807             (1,262)        343,270
                                                      ---------      ---------         ---------          ---------       ---------

Income before equity in earnings of equity
 investments and extraordinary item                      89,659         16,967             9,474              1,262         117,362

Equity in earnings of equity investments                 14,559             --                --                 --          14,559
Loss on equity transactions of equity investments       (19,265)            --                --                 --         (19,265)
                                                      ---------      ---------         ---------          ---------       ---------
Income before extraordinary item                         84,953         16,967             9,474              1,262         112,656
Preferred distributions                                 (16,842)            --                --            (29,158)        (46,000)
                                                      ---------      ---------         ---------          ---------       ---------
Income before extraordinary item available for
 common shareholders                                  $  68,111      $  16,967         $   9,474          $ (27,896)      $  66,656
                                                      =========      =========         =========          =========       =========

Weighted average common shares outstanding              130,253                                                             130,253
                                                      =========                                                           =========

Basic and diluted earnings per common share:
 Income before extraordinary item available for
    common shareholders                                   $0.52                                                               $0.51
                                                      =========                                                           =========


             See accompanying notes to unaudited pro forma condensed
                       consolidated financial statements.

                              HRPT PROPERTIES TRUST
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
                (dollars in thousands, except per share amounts)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(A) Represents the impact of the Company's acquisitions subsequent to June 30, 2002, through October 11, 2002, of properties located in Lakewood, CO, Philadelphia, PA ("Centre Square") and Fresno, CA, and the repayment of $150,000 of 6.75% senior notes due in December 2002. These activities were funded in part with borrowings under the Company's revolving bank credit facility and in part with the net proceeds from the Company's September 2002 sale of $300,000 of 8.75% preferred shares.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Six Months Ended June 30, 2002

(B) Represents the pro forma impact on rental income and operating expenses of Centre Square for the six months ended June 30, 2002, and the pro forma impact of this acquisition on depreciation and amortization and general and administrative expenses. Rental income presented exceeds historical rental income for the six months ended June 30, 2002, by $1,858, an amount derived from the pro forma application, as of the beginning of the presented period, of the generally accepted accounting principle which requires that rents from noncancellable operating leases be recognized on a straight line basis over the remaining length of the leases. This principle is expected to be applied by the Company as of the date of acquisition and actual future rental income is expected to differ from amounts presented for the pro forma periods.

(C) Represents the impact on rental income and operating expenses of other properties acquired by the Company during 2002 through October 11, 2002, and the pro forma impact of these acquisitions on depreciation and amortization and general and administrative expenses.

(D) Represents the net effect on interest expense and preferred distributions resulting from the acquisitions described in Notes (B) and (C), above, the issuance of $300,000 of 8.75% preferred shares in September 2002, the repayment of $150,000 of 6.75% senior notes in October 2002 and $160,000 of 6.875% senior notes in March 2002, the issuance of $200,000 of 6.95% senior notes in April 2002, plus the net impact of these activities on interest expense related to the net change in the Company's revolving credit facility. During the presented period, the average rate on the credit facility was 2.7%.

                              HRPT PROPERTIES TRUST
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
                (dollars in thousands, except per share amounts)

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2001

(E) Represents the pro forma impact on rental income and operating expenses of Centre Square for the twelve months ended December 31, 2001, and the pro forma impact of this acquisition on depreciation and amortization and general and administrative expenses. Rental income presented exceeds historical rental income for the year ended December 31, 2001, by $4,187, an amount derived from the pro forma application, as of the beginning of the presented period, of the generally accepted accounting principle which requires that rents from noncancellable operating leases be recognized on a straight line basis over the remaining length of the leases. This principle is expected to be applied by the Company as of the date of acquisition and actual future rental income is expected to differ from amounts presented for the pro forma periods.

(F) Represents the impact on rental income and operating expenses of other properties acquired during 2001 through October 11, 2002, and the pro forma impact of these acquisitions on interest income, depreciation and amortization and general and administrative expenses. One of the acquired properties is 100% leased to the United States government. On November 30, 2001, the United States government lease, which provided annual rents of $2.4 million, ended and was thereafter replaced with a new, 10-year lease to the same tenant, for annual rent of $8.9 million. If the new lease had begun as of January 1, 2001, pro forma rental income would have been approximately $460.9 million, or $6.5 million higher than the amounts presented. Similarly, income before extraordinary item available for common shareholders would have been $72.2 million ($0.55 per share), or $5.5 million ($0.04 per share) higher than the amounts presented.

(G) Represents the net effect on interest expense and preferred distributions resulting from the acquisitions described in Notes (E) and (F), above, the 2002 financing transactions discussed in Note (D), above, the issuance of $200,000 of 9.875% preferred shares in February 2001, the repayment of $202,547 of the Company's subordinated debentures in March 2001, plus the net impact of these activities on interest expense related to the net change in the Company's revolving credit facility. During the presented period, the average rate on the credit facility was 4.3%.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               HRPT PROPERTIES TRUST

                               By:      /s/ John C. Popeo
                                        John C. Popeo
                                        Treasurer and Chief Financial Officer
                                        Dated:  October 24, 2002